UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2005

                           Netsmart Technologies, Inc.
             (Exact name of Registrant as Specified in its Charter)

        Delaware                       0-21177                   13-3680154
(State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                   File No.)             Identification No.)


         3500 Sunrise Highway, Suite D-122, Great River, New York 11739
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (631) 968-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 2.01.    Completion of Acquisition or Disposition of Assets.

     On September 28, 2005, the Registrant consummated its acquisition by merger of CMHC Systems, Inc. pursuant to the Merger Agreement dated as of September 20, 2005 among CMHC Systems, Inc., Hayes Acquisition Corp., a newly-formed wholly-owned subsidiary of the Registrant, and John Paton, solely in the capacity of Securities Holders Representative. The execution and delivery of the Merger Agreement was previously reported in the Registrant's Form 8-K dated September 19, 2005. The former security holders of CMHC Systems have the right to receive an aggregate $13 million in cash and 435,735 shares of Common Stock. In addition, former securities holders of CMHC also have the right to receive the amount, if any, by which the Net Working Capital of CMHC on September 28, 2005 is greater than a negative $7.5 million.

     In connection with the merger, John Paton, the former majority stockholder of CMHC Systems, entered into an employment agreement with the surviving corporation pursuant to which Mr. Paton is to receive, in addition to the amounts he will receive as a former security holder of CMHC, a base salary at the rate of $150,000 per annum for the fifteen month term of the agreement. Other than the employment agreement with Mr. Paton, there is no material relationship between the Registrant and its affiliates and any of the parties other than the Merger Agreement and the other ancillary non-material agreements entered into in connection with the Merger Agreement.

     A press  release  announcing  the  consummation  of the  merger is filed as
Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The Registrant will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

     The Registrant will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

     (c)  Exhibits.

     10.1 Agreement and Plan of Merger dated as of September 20, 2005, by and among CMHC Systems, Inc., Hayes Acquisition Corp., Netsmart Technologies, Inc. and solely in the capacity of, and for the limited purpose of serving as, the Securities Holders' Representative, John Paton. (incorporated by reference to Exhibit 10.1 to Form 8-K dated September 20, 2005)

     99.1 Press Release dated September 29, 2005


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            NETSMART TECHNOLOGIES, INC.


   Date: September 30,  2005                /s/James L. Conway
                                            -----------------------------------
                                            James L. Conway
                                            Chairman, President Chief Executive
                                            Officer and Director (Principal
                                            Executive Officer)